Exhibit 10.1

FORM OF NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”) is dated as of [_______________] by and among Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), and the purchaser identified on the signature page hereto (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act (as defined below), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, the Company’s Promissory Note in the form of Exhibit A attached hereto (the “Note”) in the aggregate principal amount of $[_______________] (the “Principal Amount”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1. Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Note, and (b) the following terms have the meanings set forth in this Section 1:

(a) “Business Day” means any day other than a Saturday, a Sunday or other day on which commercial banks in New York, New York are authorized or required by law or executive order to close or be closed.

(b) “Closing Date” means the date on which the Closing actually occurs.

(c) “Commission” means the United States Securities and Exchange Commission.

(d) “Common Stock” means the common stock, $0.01 par value per share, of the Company.

(e) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(f) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(g) “Registration Rights Agreement” means the Registration Rights Agreement, dated on or about the date hereof, among the Company and the Purchaser, in the form of Exhibit B attached hereto.

(h) “Registration Statement” means a registration statement covering the resale of the Amortization Shares (as defined in the Registration Rights Agreement) by the Purchaser as provided for in the Registration Rights Agreement.

(i) “SEC Reports” means all reports, schedules, forms, statements and other documents filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof.

(j) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(k) “Trading Day” means a day on which shares of the Common Stock are traded on the Nasdaq Capital Market.

(l) “Transaction Documents” means this Agreement, the Note, the Registration Rights Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

2. Purchase and Sale of the Note.

(a) Closing. Upon the terms and subject to the conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely via the electronic exchange of documents and signature pages on a date that is no later than the fifth (5th) Business Day following the date on which all of the closing conditions set forth in Section 3 have been satisfied.

(b) At the Closing, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the Note for a purchase price equal to one hundred percent (100%) of the Principal Amount (the “Purchase Price”).

(c) Payment of Purchase Price. The Purchase Price shall be payable by the Purchaser by delivery to the Company of such number of shares of the Company’s Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Stock”) held by the Purchaser as shall be determined by dividing (i) the Purchase Price by (ii) the amount equal to the Series D Preferred Stock liquidation preference of $25.00 per share, plus an amount equal to any accrued and unpaid dividends (whether or not authorized or declared) thereon through the day immediately preceding the Closing Date (the “Per Share Liquidation Preference”).

(d) Calculation. The Per Share Liquidation Preference shall be calculated by the Company in good faith and in accordance with the Articles Supplementary that were filed with the State Department of Assessments and Taxation of Maryland to set the terms of the Series D Preferred Stock, and such calculations shall be final and binding on the Purchaser.

(e) Closing Deliveries. On the Closing Date:

(i) the Company shall deliver or cause to be delivered to the an ink-original Note signed by the Company; provided that such ink-original Note may be delivered promptly after the Closing, in which case the Company will provide an electronically signed version of the Note on the Closing Date; and

(ii) the Purchaser shall deliver or cause to be delivered to the Company (i) such number shares of Series D Preferred Stock as determined in accordance with Section 2(b) hereof (the “Consideration Shares”); and (ii) the an ink-original Note counter-signed by the Purchaser; provided that such ink-original Note may be delivered promptly after the Closing, in which case the Purchaser will provide an electronically signed version of the Note on the Closing Date.

3. Company Closing Conditions. The obligations of the Company to consummate the Closing are subject to the satisfaction of the following conditions:

(a) Stockholder Approval. The Company’s receipt from its stockholders of such approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market with respect to the transactions contemplated by the Transaction Documents, including approval of the issuance or potential issuance of more than 19.99% of outstanding shares of Common Stock pursuant to the Note, and other promissory notes that may be issued by the Company on the Closing Date (together with the Note, the “Notes”), in accordance with Nasdaq Listing Rule 5635(d).

(b) Registration Statement Effectiveness. The Registration Statement covering the resale of the Amortization Shares issuable pursuant to the Notes has been declared effective by the Commission, and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the applicable Prospectus has been issued by the Commission.

4. Representations and Warranties of the Company. Except as set forth in the SEC Reports, the Company hereby makes the following representations and warranties to the Purchaser as of the date hereof and as of the Closing Date:

(a) Organization; Authority. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the State of Maryland, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b) Authorization. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company.

(c) Enforcement. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5. Representations and Warranties of the Purchaser. The Purchaser hereby makes the following representations and warranties to the Company as of the date hereof and as of the Closing Date:

(a) Authority. The Purchaser is either an individual or an entity with full right, power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out the Purchaser’s obligations hereunder and thereunder.

(b) Enforcement. This Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) Acknowledgement; No Arrangements. The Purchaser understands and acknowledges that the Note has not been registered under the Securities Act or any applicable state securities law and is acquiring the Note as principal for the Purchaser’s own account and not with a view to or for distributing or reselling the Note or the Amortization Stock or any part thereof in violation of the Securities Act or any applicable state securities laws, has no present intention of distributing any of the Note or the Amortization Stock in violation of the Securities Act or any applicable state securities laws, and has no direct or indirect arrangements or understandings with any other Persons to distribute or regarding the distribution of the Note or the Amortization Stock in violation of the Securities Act or any applicable state securities laws.

(d) Accredited Investor. At the time the Purchaser was offered the Note, the Purchaser was, and as of the date hereof the Purchaser is, and on each date on which he is issued the Amortization Stock, will be, an “accredited investor” as defined under Rule 501(a) of Regulation D under the Securities Act.

(e) Purchaser’s Experience. The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Note and the Amortization Stock, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Note and the Amortization Stock and, at the present time, is able to afford a complete loss of such investment. The Purchaser acknowledges that the Purchaser has had the opportunity to review the Transaction Documents and the SEC Reports. The Purchaser reviewed and understands the risks relating to the Company and its business as described in the SEC Documents.

(f) No General Solicitation. The Purchaser is not purchasing the Note as a result of any advertisement, article, notice or other communication regarding the Note published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(g) Bad Actor. Neither the Purchaser nor any Person associated with the Purchaser that is subject to the disqualification provisions of Rule 506(d)(1) under the Securities Act (each, a “Purchaser Covered Person”), is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1) described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Purchaser has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has exercised reasonable care to determine whether any Purchaser Covered Person is subject to a Disqualification Event.

(h) Title to Consideration Shares. As of the Closing, the Purchaser shall be the record and beneficial owner of the Consideration Shares. At the Closing, the Purchaser will convey to the Company good and marketable title to the Consideration Shares, free and clear of any and all restrictions, claims, liens, charges and encumbrances.

6. Termination, Amendments and Waivers.

(a) Termination. This Agreement may be terminated by the Company by written notice to the Purchaser if the Closing shall not have been consummated on or before 5:00 p.m. (Eastern Time) on February 1, 2027.

(b) Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

7. Miscellaneous.

(a) Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its respective advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement .

(b) Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(c) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Purchaser may not assign any or all of the Purchaser’s rights under this Agreement to any Person without the Company’s prior written consent.

(e) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(f) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretation and enforcement of this Agreement shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated by this Agreement, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding.

(g) Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Note.

(h) Execution. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures delivered electronic transmission (including by .pdf or DocuSign) shall be deemed original signatures for all purposes.

(i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(k) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

(l) WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST THE OTHER PARTY, EACH PARTY KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(m) Notices. All notices, requests, demands and other communications required or permitted hereunder shall be made in writing, and shall be deemed to be duly given when received by hand-delivery, registered first-class mail, electronic mail or air courier guaranteeing delivery to the parties at the respective addresses set forth below or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Company:

Wheeler Real Estate Investment Trust, Inc.
2529 Virginia Beach Boulevard
Virginia Beach, VA 23452
Attention: Chief Executive Officer

Telephone: ***

Email: ***

With a copy (which shall not constitute notice) to:

Hogan Lovells Cadwalader US LLP
200 Liberty Street
New York, NY 10281
Attention: Daniel P. Raglan
Telephone: ***

Email: ***

If to the Purchaser

[_______________]

[_______________]

[_______________]

Telephone: [_______________]

Email: [_______________]

(n) Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.

[Remainder of page intentionally blank; Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above indicated.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:
	Name:	M. Andrew Franklin
	Title:	Chief Executive Officer and President

[_______________]

______________________________

[Signature Page to Note Purchase Agreement]